                                                                  EXHIBIT 99.166

YENDT, JOHN
--------------------------------------------------------------------------------



From:         Fulin_A_Zhuang@calpx.com
Sent:         Monday, April 10, 2000 05:17 PM
To:           Robert_L_Earle@calpx.com
Cc:           Paul_A_Thibodeaux@calpx.com; Seth_E_Wilson@calpx.com;
              Shangyou_A_Hao@calpx.com; John_A_Rinaldi@calpx.com;
              john.yendt@ps.net; Ning_A_Yang@calpx.com; trinaynee.reddy@ps.net
Subject:      Re: Compliance Monitoring Unit Data Requirement --- Emergency
              Service Request # 505 Status


[ATTACHMENT]

                     Robert,

Attached please find a data set reference showing the status of various items that you requested. For each item ready for your review and use, a "Ready" is indicated in the "Status" column.

The actual data is in \\csiapapp1a\compliance\dataset or its sub-folders. All the data ready for your review and use are in CSV format with column headings.

Please let me know as soon as possible if you have any questions or comments.

Fulin

(See attached file: ESR505_DataRef1 .doc)





Robert L Earle
04/10/2000 01:08 PM

To:  Fulin A Zhuang/users/PX_CALIF@PXNOTES
cc:  Seth E Wilson/users/PX_CALIF@PXNOTES, Shangyou A
     Hao/users/PX_CALIF@PXNOTES, John A Rinaldi/users/PX_CALIF@PXNOTES, john.yendt@ps.net, Ning A Yang/users/PX_CALIF@PXNOTES, trinaynee.reddy@ps.net
Fax to:
Subject: Re: Compliance Monitoring Unit Data Requirement --- Emergency Service
  Request # 505 (Document link: Fulin A Zhuang)

Hi.
I've annotated the list below. Thanks for your help.


Fulin A Zhuang
04/07/2000 01:06 PM

To:  Robert L Earle/users/PX CALIF@PXNOTES
cc:  Seth E Wilson/users/PX CALIF@PXNOTES, Shangyou A
    Hao/users/PX_CALIF@PXNOTES, John A Rinaldi/users/PX_CALIF@PXNOTES, john.yendt@ps.net, Ning A Yang/users/PX_CALIF@PXNOTES, trinaynee.reddy@ps.net

Subject: Compliance Monitoring Unit Data Requirement --- Emergency Service
    Request #505

Robert,

I want to confirm once more with you on what data you would need for the MMC meeting towards the end of April. These data items are listed below, in the order of priority provided by you:

1. Dayahead energy bid curves by portfolio as well as aggregated to the participant level

2. Day-Of or hourahead energy bid curves by portfolio as well as aggregated to participant level and aggregated to market level.

3. Day ahead unconstraint PX energy market clearing prices and quantities

4. Day-Of unconstraint PX energy market clearing prices and quantities

5. Day-Ahead Initial Preferred Schedules, at resource level and aggregated to participant zonal supply and participant zonal demand leves

6. Day-Of or hourahead initial preferred schedules, at resource level and aggregated to participant zonal supply and participant zonal demand levels

7. Day-Ahead energy zonal market clearing prices and quantities

8. Day-Of or hour-ahead zonal market clearing prices and quantities

9. Day-Ahead Final Schedules, at resource level and aggregated to participant zonal supply and participant zonal demand leves

10. Day-Of or hourahead Final schedules, at resource level and aggregated to participant zonal supply and participant zonal demand levels


Please e-mail me as soon as possible with your correction or confirmation.

Please do not wait over the weekend.

Thank you,

Fulin

                             CALPX CHANGE MANAGEMENT

                                                                     Seth Wilson
[PEROTSYSTEMS LOGO]                                                   Compliance


SERIVE REQUEST DATA FORM           (Service Request Description from Remedy)

SR NUMBER (2000-505)               SME NAME: SHANGYOU HAO

PART 1: SCOPE

SR OBJECTIVE STATEMENT             COMPLIANCE DATA NEED FOR MARKET ANALYSIS REPORTS AND ANNUAL REPORTS

JUSTIFICATION                      Regulatory Mandate

REQUIREMENTS                       Provide market data as required. See Appendix for detailed data needs

REQUEST CATEGORY                   3 -- Regulatory requirement

ANALYSIS CATEGORY                  2 - Medium

Priority                           1 - High


STAKEHOLDER IMPACT ANALYSIS


Business Unit           Impact?    If Yes, describe impact:                      Authorized by:               Effort Req'd
-------------           -------    ------------------------                      --------------               ------------
Trading                    N                                                                                  (man-hours)
Settlements                N
Finance                    N
Marketing                  N
Compliance                 Y       Defined detailed requirements and               Seth Wilson                See Below
                                   Obtain data sources
Regulatory                 N
Applications               N
Operations                 N

RAID (OPTIONAL)

Risks                      Y       Not all data sources have been identified and not all algorithms for data processing and aggregation are available at this time

Assumptions                N
Issues                     N
Definition                 N
Out of Scope               N

PART 2: SCHEDULE

TIMELINE/PROJECT PLAN
(Attach project plan if necessary)

KEY MILESTONES             N        DATE

REQUIRED COMPLETION DATE            4/10/00 to 4/12/00 for data availability

PART 3: RESOURCES

DEVELOPMENT                         Data extraction, transformations:       Two data base specialists: 90 Hours
                                    Data aggregation and issue resolution:  Business Analyst:   20 Hours
                                    Project Management: 10 Hours

                             CALPX CHANGE MANAGEMENT


OPERATIONAL                       N

END-TO-END TESTING                N

DOCUMENTATION                     N

SYSTEM                            N

FINANCIAL IMPACT                  Y        Total hours: 120
                                           Total cost: $19680



                                      -2-